UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 26, 2022

PAVMED INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-37685	47-1214177
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Grand Central Place, Suite 4600, New York, New York	10165
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 949-4319

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.001 Per Share	PAVM	The Nasdaq Stock Market LLC
Series Z Warrants to Purchase Common Stock	PAVMZ	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Dislcosure.

As previously disclosed, on January 28, 2021, PAVmed Inc. (the “Company”) entered into a term sheet agreement for the settlement of a previously disclosed putative class action lawsuit commenced in November 2020, captioned Spritzer v. PAVmed Inc., et al., C.A. No. 2020-0935-KSJM, filed in the Court of Chancery of the State of Delaware (the “Court”). The terms of the settlement do not contemplate payment by the Company or any other defendant of any monetary damages.

The terms of settlement are subject to final approval by the Court, and the Court has scheduled a hearing for November 3, 2022 at 1:30 p.m., Eastern Time, to be held in person in the Court of Chancery of the State of Delaware, Leonard L. Williams Justice Center, 500 North King Street, Wilmington, Delaware 19801, to consider approval of the terms of settlement.

Stockholders have the right to object to the settlement. The deadline for the submission by stockholders of an objection is October 20, 2022, fourteen calendar days prior to the hearing.

Additional information regarding the proposed terms of settlement can be found in the Notice of Pendency of Class Action, Proposed Settlement and Settlement Hearing and the Stipulation and Agreement of Compromise, Settlement and Release, of which is included as Exhibit 99.1 to this report and incorporated herein by reference, and on the Investor Relations page of the Company’s website, http://www.pavmed.com.

The Company’s press release announcing the entry into the settlement agreement is included as Exhibit 99.2 to this report.

The information in this Current Report on Form 8-K is being furnished pursuant to Item 7.01 and shall not be deemed to be filed for purposes of Section18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise be subject to the liabilities of that section, nor shall they be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, and regardless of any incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

99.1	Notice of Pendency, Proposed Settlement and Settlement Hearing and Stipulation and Agreement of Compromise, Settlement and Release.

99.2	Press release.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 26, 2022

PAVMED INC.

By:	/s/ Dennis M. McGrath
Dennis M. McGrath
President and Chief Financial Officer